Exhibit 10.39

                             BONUS PROGRAM FOR 2002



The proposed plan for corporate was to be based on each of the operating divisions achieving and the parent achieving the following budgeted EBITDA levels:

Brazil                                      R $         39,745,000
Australia                                   A $          1,231,000
ABN USA                                     US$          6,299,000
France                                      EURO         1,712,581
Argentina                                   PESO           366,000
Corporate Parent                            US$         (4,200,000)

Awards would vary, based on the aggregated level of achievement of these budgeted levels, as follows:

Less than    85%                              0%   of target bonus
      85% -  90%                             25%   of target bonus
      90% -  95%                             50%   of target bonus
      95% - 100%                             75%   of target bonus
     100% - 110%                            100%   of target bonus
     110% - 120%                            125%   of target bonus
            120% +                          150%   of target bonus


Prorated interpolation of target bonus percentage will be made between budgeted ranges.

                         TARGET FOR CHAIRMAN EQUALS 50%

                  TARGET LEVELS FOR OTHER CORPORATE MANAGEMENT
                                 SET BY CHAIRMAN